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                                                                   EXHIBIT 10.14
                                AMENDMENT No. 10

                                       to

                       AMETEK RETIREMENT AND SAVINGS PLAN

         WHEREAS, there was adopted and made effective as of October 1, 1984, the AMETEK Retirement and Savings Plan (the "Plan"); and

         WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1997; and

         WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time, and from time to time; and

         WHEREAS, AMETEK now desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: A new Appendix VI is hereby added to the Plan, to read in its entirety as follows:

                                   APPENDIX VI

                     SPECIAL PROVISIONS RELATING TO CERTAIN
                 EMPLOYEES TRANSFERRING TO THE NATIONAL CONTROLS
                      CORPORATION DIVISION OF AMETEK, INC.

                  1. The provisions of this Appendix VI shall apply only to the following employees of the National Controls Corporation Division of AMETEK, Inc. ("NCC"), Roger Piegza, Shawn Cabin, Arlin Demerer, William Gladfelter, Richard Grudzien, Dorothy Jones, Frank Kay, Insoon Kim, Stephan Kunca, Charles Laufer, Thomas Ryan, Charles Sheridan, John Thacker and Ervin Whitfield, who directly transferred their employment from the Panalarm Division of AMETEK, Inc. ("Panalarm") to NCC upon the dissolution of Panalarm by the Company.

                  2. Roger Piegza shall remain eligible to participate in the Plan upon his transfer to NCC.

                  3. Shawn Cabin, Arlin Demerer, William Gladfelter, Richard Grudzien, Dorothy Jones, Frank Kay, Insoon Kim, Stephan Kunca, Charles Laufer, Thomas Ryan, Charles Sheridan, John Thacker and Ervin Whitfield


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         shall remain eligible to participate in 401(k) feature of the Plan upon their transfer to NCC.

                  4. Except to the extent set forth above, defined terms used in this Appendix VI shall have the same meaning as used in the Plan.

                  SECOND: The provisions of this Amendment No. 10 shall be effective as of August 13, 1999.

                  IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer on this 7th day of September, 1999.


                                         AMETEK, Inc.

                                         By: /s/ Donna F. Winquist
                                             -----------------------------

Attest:


/s/ Kathryn E. Londra
-----------------------